UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

ALTO NEUROSCIENCE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number Control # V87080-P45408 ALTO NEUROSCIENCE, INC. 650 CASTRO STREET, SUITE 450 MOUNTAIN VIEW, CA 94041 ALTO NEUROSCIENCE, INC. 2026 Annual Meeting Vote in advance by May 11, 2026 11:59 PM ET You invested in ALTO NEUROSCIENCE, INC. and it’s time to vote! Stockholders of record as of the close of business on March 16, 2026 have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 12, 2026. Vote Virtually at the Meeting* May 12, 2026 8:30 a.m., Eastern Time Virtually at: www.virtualshareholdermeeting.com/ANRO2026 Get informed before you vote View the 2025 Annual Report on Form 10-K, Notice, and Proxy Statement online at www.ProxyVote.com, OR you can receive a free paper or email copy of the material(s) by requesting prior to April 28, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote the shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. For complete information and to vote, visit www.ProxyVote.com To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V87081-P45408 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. To elect the Board’s Class II Director nominees, Raymond Sanchez, M.D. and Gwill York, to the Board of Directors to hold office until the 2029 Annual Meeting of Stockholders. Nominees: 1a. Raymond Sanchez, M.D. For 1b. Gwill York For 2. To ratify the selection by the Audit Committee of the Board of Directors of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2026. For 3. To approve an amendment and restatement of the Company’s 2024 Equity Incentive Plan to treat outstanding pre-funded warrants the same as outstanding shares of Common Stock for purposes of calculating the number of shares to be automatically added to the share reserve thereunder pursuant to the “evergreen” feature of the 2024 Equity Incentive Plan. For 4. To approve an amendment and restatement of the Company’s 2024 Employee Stock Purchase Plan to treat outstanding pre-funded warrants the same as outstanding shares of Common Stock for purposes of calculating the number of shares to be automatically added to the share reserve thereunder pursuant to the “evergreen” feature of the 2024 Employee Stock Purchase Plan. For NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment, continuation, or postponement thereof.